AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Title Page
Bridgewater, NJ  08807

Issued:  October 31, 1996  Effective:  November 1, 1996

                     ** All material on this page is new. **

CONTRACT TARIFF NO. 5776

TITLE PAGE

This Contract Tariff applies to AT&T Software Defined Network Services consisting of: AT&T Custom Software Defined Network Service and Global Software Defined Network Service; AT&T MEGACOM Service, AT&T 800 Services consisting of:
AT&T  800   Service-Domestic,   AT&T  800   Service-Canada,   AT&T  MEGACOM  800
Service-Domestic, AT&T MEGACOM 800 Service-Canada, AT&T MEGACOM 800 Service-Mexico, AT&T MEGACOM 800 Service-Overseas, AT&T 800 READYLINE Service-Domestic, AT&T 800 READYLINE Service-Canada, AT&T 800 READYLINE
Service-Mexico, AT&T 800 READYLINE Service-Overseas, AT&T 800 READYLINE Service-Puerto Rico and the U.S. Virgin Islands; AT&T ACCUNET T1.5 Service Access Connections; AT&T Primary Rate Interface Office Functions and AT&T Terrestrial 1.544 Mbps Local Channel Services for interstate or foreign communications in accordance with the Communications Act of 1934, as amended.

Telecommunication services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics or any suitable technology or combination of technologies.




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AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 1
Bridgewater, NJ  08807
Issued:  October 31, 1996           Effective:  November 1, 1996

                                    ** All material on this page is new. **

                            CONTRACT TARIFF NO. 5776

                                   CHECK SHEET

The Title Page and Pages 1 through 26 inclusive of this tariff are effective as of the date shown.

                                TABLE OF CONTENTS
                                                                     Page

Check Sheet.......................................................... 1
List of Concurring, Connecting and Other Participating Carriers...... 1
Explanation of Symbols - Coding of Tariff Revisions.................. 1
Trademarks and Service Marks......................................... 2
Explanation of Abbreviations......................................... 2
Contract Summary....................................................  3

LIST OF CONCURRING, CONNECTING AND OTHER PARTICIPATING CARRIERS

Concurring Carriers - NONE
Connecting Carriers - NONE
Other Participating Carriers - NONE

EXPLANATION OF SYMBOLS - Coding of Tariff Revision

Revisions to this tariff are coded through the use of symbols. These symbols appear in the right margin of the page. The symbols and their meanings are:

    R - to  signify  reduction.
    I - to  signify  increase.
    C - to  signify  changed regulation.
    T - to signify a change in text but no change in rate or regulation. S - to signify reissued matter.
    M - to signify matter relocated  without change.
    N - to signify new rate or regulation.
    D - to signify discontinued rate or regulation.
    Z - to signify a correction.

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, e.g., x, y and z. These codes may appear beside the page revision number in the header or in the right margin opposite specific text.



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AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 2
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                          ** All material on this page is new. **


TRADEMARKS AND SERVICE MARKS - The following marks, to the extent, if any, used throughout this tariff, are trademarks and service marks of AT&T Corp.

          Trademarks                                        Service Marks

             None                                           ACCUNET
                                                            MEGACOM
                                                            READYLINE


EXPLANATION OF ABBREVIATIONS

Adm.           - Administrator

Mbps           - Megabits per second

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 3
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                           ** All material on this page is new. **

                  CONTRACT TARIFF NO. 5776

1.       Services Provided:

         A. AT&T Software Network (SDN) Services (AT&T Tariff F.C.C. No.1) consisting of:

                  1.       Custom SDN
                  2.       Global Software Defined Network (GSDN) Service

         B.       AT&T MEGACOM Service (AT&T Tariff F.C.C. No. 1)

         C.       AT&T   800  Services  (AT&T  Tariff  F.C.C.  Nos.  2  and  14)
                  consisting of:

                  1.       AT&T 800 Service-Domestic
                  2.       AT&T 800 Service-Canada
                  3.       AT&T MEGACOM 800 Service-Domestic
                  4.       AT&T MEGACOM 800 Service-Canada
                  5.       AT&T MEGACOM 800 Service-Mexico
                  6.       AT&T MEGACOM 800 Service-Overseas
                  7.       AT&T 800 READYLINE Service-Domestic
                  8.       AT&T 800 READYLINE Service-Canada
                  9.       AT&T 800 READYLINE Service-Mexico
                  10.      AT&T 800 READYLINE Service-Overseas
                  11. AT&T 800 READYLINE Service-Puerto Rico and the U.S. Virgin Islands

         D. AT&T ACCUNET T1.5 Service Access Connections and the AT&T Primary Rate Interface
         Office Functions (AT&T Tariff F.C.C. No. 9)

         E. AT&T Terrestrial 1.544 Mbps Local Channel Services (AT&T Tariff F.C.C. No. 11)

2. Contract Term; Renewal Options - For the AT&T SDN Services and associated AT&T ACCUNET T1.5 Service Access Connections and AT&T Terrestrial 1.544 Mbps Local Channel Services, the AT&T MEGACOM Services and the AT&T 800 Services and associated AT&T ACCUNET T1.5 Service Access Connections, AT&T Primary Rate Interface Office Functions and AT&T Terrestrial 1.544 Mbps Local Channel Services provided under this Contract Tariff, the date on which the term of this Contract Tariff begins is referred to as the Customer's Initial Service Date
(CISD). For the AT&T SDN Services and associated AT&T ACCUNET T1.5 Service Access Connections, and AT&T Terrestrial 1.544 Mbps Local Channel Services provided under this Contract Tariff, the term is 18 months and the CISD is the first day of the Customer's first full billing month under this Contract Tariff. For the AT&T MEGACOM Services and associated AT&T ACCUNET T1.5 Service Access Connections and AT&T Terrestrial 1.544 Mbps Local Channel Services, the term is 4 years and the CISD is the first day of the Customer's first full billing month under this Contract Tariff. For the AT&T 800 Services and associated AT&T ACCUNET T1.5 Service Access Connections, the AT&T Primary Rate Interface Office Functions and AT&T Terrestrial 1.544 Mbps Local Channel Services, the term is 4 years and the CISD is the first day of the Customer's first full billing month under this Contract Tariff. No renewal option is available for this Contract Tariff.



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AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 4
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                     ** All material on this page is new. **

3.       Minimum Commitments/Charges

         A. Minimum Revenue Commitments - The Minimum Revenue Commitments (MRCS) for the AT&T SDN Services, AT&T MEGACOM Service including the International Calling Capability and the AT&T 800 Services provided under this Contract Tariff, after the application of the Discounts as specified in Section 5., following, have been applied, are as follows. The Domestic/International MRC will be satisfied by the usage charges for the AT&T SDN Services, AT&T MEGACOM Service including the International Calling Capability and the AT&T 800 Services. Of the Domestic/International MRC, a portion, the International MRC, must be satisfied by usage charges for the combined total of AT&T 800 Service-Canada, AT&T MEGACOM 800 Service-Canada, AT&T MEGACOM 800 Service- Mexico, AT&T MEGACOM 800 Service-Overseas, AT&T 800 READYLINE Service-Canada, AT&T 800 READYLINE Service-Mexico, AT&T 800 READYLINE Service-Overseas, AT&T 800 READYLINE Service-Puerto Rico and the U.S. Virgin Islands, AT&T MEGACOM Service International Calling Capability, AT&T SDN International Calling Capability and AT&T GSDN Service.

         1.       International MRC

                           Commitment Period      MRC
                           Each Month          $ 1,000,000

If in any month, the Customer has failed to satisfy the International MRC the Customer will be billed a shortfall charge equal to the difference of the MRC and the actual usage charges for that month for the combined total of AT&T 800 Service-Canada, AT&T MEGACOM 800 Service-Canada, AT&T MEGACOM 800 Service-Mexico, AT&T MEGACOM 800 Service-Overseas, AT&T 800 READYLINE
Service-Canada, AT&T 800 READYLINE Service-Mexico, AT&T 800 READYLINE Service-Overseas, AT&T 800 READYLINE Service-Puerto Rico and the U.S. Virgin Islands, AT&T MEGACOM Service International Calling Capability, AT&T SDN International Calling Capability and AT&T GSDN Service after the application of all discounts as specified in Section 5., following.

         2. Domestic/International MRC

             Commitment Period                                           MRC
             Months 1-18                                             $90,000,000
             Months 19-24                                            $30,000,000
             Months 25-36                                            $60,000,000
             Months 37-48                                            $60,000,000

If, at the end of any Commitment Period, the Customer has failed to satisfy the Domestic/lnternational MRC applicable for that Commitment Period, the Customer will be billed a shortfall charge equal to the difference between the Domestic/International MRC for that Commitment Period and the actual usage charges, for that Commitment Period, for the combined total of AT&T SDN Services, AT&T MEGACOM Service including the International Calling Capability and the AT&T 800 Services provided under this Contract Tariff, after the application of the Discounts as specified in Section 5., following, including any shortfall charge(s) paid by the Customer pursuant to Section 3.A.1., preceding during the same months of such Commitment Period. The shortfall charge shall be calculated after the completion of each Commitment Period and billed the following month.

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 5
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                           ** All material on this page is new. **

4. Contract Price - AT&T reserves the right to increase from time to time the rates for the Services Provided under this Contract Tariff, regardless of any provisions in this Contract Tariff that would otherwise stabilize rates or limit rate increases, as a result of charges imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court having competent jurisdiction relating to compensation of payphone service providers. If necessary, revisions will be filed in this Contract Tariff to reflect the actual rates.

          A. AT&T SDN Services - The Contract Price for the AT&T SDN Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 1, as amended from time to time, except for those Usage Rates as specified in Section 7., following

          B. AT&T MEGACOM Service - The Contract Price for the AT&T MEGACOM Service provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 1, as amended from time to time, except for those Usage Rates as specified in Section 7., following, which apply for AT&T MEGACOM Service calls that originate at no more than 15 Customer Switches, and at no more than 2 Customer Premises (not a Customer Switch) designated by the Customer prior to the CISD. A Customer Switch is a telecommunications switch (including all remote switching modules under common control of the same central switch) with the following characteristics: (a) it is owned and operated by the Customer or an Affiliate of the Customer, or by an entity in which the Customer or an Affiliate of the Customer holds an ownership interest of at least 33%, or by an entity that holds an ownership interest in Customer or Affiliate of the Customer of at least 33%: (b) it is used for the transmission of calls that are routed by a Local Exchange Carrier to the Customer Switch using Feature Group D Access or a functional equivalent, (c) it is capable of interconnecting circuits or transferring calling between circuits; (d) it has a maximum capacity of at least 100,000 access lines and 16,000 trunk lines; (e) it is predominantly used to provide switched telecommunications service on a Common Carrier basis; and
     (f) it has the capability to provide signaling interfaces at CCITT standards of SS7 signaling. Provided the Customer Switch meets the foregoing definition, it is not necessary that all calls routed through Customer Switch satisfy characteristic (b).

          C. AT&T 800 Services - The Contract Price for the AT&T 800 Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. Nos. 2 and 14, as amended from time to time, except for those Usage Rates as specified in Section 7., following.

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 6
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                           ** All material on this page is new. **


4.       Contract Price (continued)

          D. AT&T ACCUNET T1.5 Service Access Connections and the AT&T Primary Rate Interface - The Contract Price for the AT&T ACCUNET T1.5 Service Access Connections and the AT&T Primary Rate Interface provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 9, as amended from time to time, except for those Rates for the AT&T Primary Rate Interface as specified in Section 7., following.

          E. AT&T Terrestrial 1.544 Mbps Local Channel Services - The Contract Price for the AT&T Terrestrial 1.544 Mbps Local Channel Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 11, as amended from time to time.

5. Discounts - The following discounts are the only discounts that apply to the Services Provided under this Contract Tariff. No other discounts apply.

A. AT&T SDN Services

1. Base Discounts - The Customer will receive the following discounts, each month, in lieu of those specified for the SDN Term and Volume Plan (TVP) in AT&T Tariff F.C.C. No. 1. These discounts will be applied in the same manner as the SDN TVP as specified in AT&T Tariff F.C.C. No. 1, as amended from time to time.

                  For Gross Monthly
                  Domestic SDN Services
                  Usage on Amounts:             Discount
                  Between $0 up to $13,000,000      46.5%

No discount will apply for any Gross Monthly Domestic SDN Services Usage in excess of $13,000,000.

                  For Gross Monthly
                  International SDN Services
                  Usage on Amounts:             Discount
                  Between $0 up to $2,400,000       32.0%

No discount will apply for any Gross Monthly International SDN Services Usage in excess of $2,400,000.

2.       Additional discounts - None.

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 7
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                     ** All material on this page is new.**

5.       Discounts (continued)

         B.       AT&T MEGACOM Service

1.       Base Discounts

                  (a) The Customer will receive a 35.1% discount, each month, on domestic AT&T MEGACOM Service usage.

                  (b) The Customer will receive one of the following discounts, each month, on all AT&T MEGACOM Service International Calling Capability usage charges for that month, based on the total Gross Monthly Usage Charges for AT&T MEGACOM Service International Calling Capability, AT&T 800 Service- Canada, AT&T MEGACOM 800 Service-Canada, AT&T MEGACOM 800 Service-Mexico, AT&T MEGACOM 800 Service-Overseas, AT&T 800 READYLINE Service-Canada, AT&T 800 READYLINE Service-Mexico, AT&T 800 READYLINE Service-Overseas, AT&T SDN International Calling Capability, and AT&T GSDN Service.
                  Gross Monthly Usage Charges          Discount
                  At least $0 up to $1,500,000             5.0%
                  At least $1,500,000 up to $2,000,000     7.5%
                  At least $2,000,000 up to $3,000,000    10.0%

No discount will apply to any Gross Monthly Usage Charges in excess of $3,000.00.

2.       Additional discounts - None.

         C.       AT&T 800 Services

1. Base Discounts - The Customer will receive the following discounts as specified below, each month, in lieu of those specified for the Customer Specific Term Plan II (CSTP II) and the Revenue Volume Pricing Plan (RVPP) in AT&T Tariff F.C.C. No. 2. These discounts will be applied in the same manner as the CSTP II as specified in AT&T Tariff F.C.C. No. 2, as amended from time to time.

         (a) The Customer will receive one of the following discounts, each month, on all AT&T 800 Services usage charges.

                  Gross Monthly AT&T MEGACOM 800 Service-Domestic, AT&T 800 READYLINE Service-Domestic, and AT&T 800 Service-Domestic
                  Usage Charges                                        Discount
                  At least $O up to $2,000,000                           0.0%
                  At least S2,000,000 up to $ 15,000,000                45.0%

No discount will apply to any Gross Monthly AT&T MEGACOM 800 Service-Domestic, AT&T 800 READYLINE Service-Domestic and AT&T 800 Service-Domestic Usage Charges in excess of $15,000,000.

2.       Additional Discounts - None.

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 8
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                     ** All material on this page is new.**


6.       Classifications, Practices and Regulations

         A. Except as otherwise provided in this Contract Tariff, the rates and regulations that apply to the Services Provided specified in Section 1., preceding, are as set forth in the AT&T tariffs that are referenced in Section 1., preceding, as such tariffs are amended from time to time.

         B. Monitoring Conditions - The Customer must satisfy the following Service Requirements. The Service Requirement in 6.B.1.(e), 6.B.1.(f) and 6.B.1.(g) will be monitored on each monthly anniversary of the CISD and the Monitoring Period is the billing month immediately preceding each monthly anniversary of the CISD. The Service Requirements in 6.B.1.(a), 6.B.1.(b), 6.B.1.(c) and 6.B.1.(d) will be monitored at each six-month anniversary of the CISD, and the Monitoring Period is the six billing months immediately preceding each six month anniversary of the CISD. The Service Requirement in 6.B.1.(h) will be monitored at the six-month anniversary of the CISD, and the Monitoring Period is the first six months of the Contract Tariff term.

1.       AT&T SDN, AT&T MEGACOM and AT&T 800 Services

                  (a) At least 95% of the total inbound and outbound interLATA services obtained by the Customer and its Affiliates from common carriers (not including Customer or its Affiliates) must be obtained by the Customer directly from AT&T, including any future inbound and outbound interLATA services the Customer obtains as a result of a merger or acquisition for which the Customer directly or indirectly controls the choice of Interexchange Carrier. Services under commitment to another lnterexchange Carrier at the time of such merger or acquisition shall not be subject to this provision for the term of such commitment, unless the charges the Customer would incur to terminate such commitment would be less than $10,000.

                  (b) No more than 40% of the Customer's total AT&T MEGACOM Service-International Calling Capability minutes of use provided under this Contract Tariff may terminate in Argentina.

                  (c) At least 60% of the Customer's AT&T MEGACOM Service minutes of use from Customer Switches and Customer Premises at which AT&T MEGACOM Service is provided under this Contract Tariff must be interstate.

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 9
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                           ** All material on this page is new.**


6.B.1. AT&T SDN, AT&T MEGACOM and AT&T 800 Services (continued)

                  (d) At least 50% of the Customer's AT&T SDN Services minutes of use from Customer Switches and Customer Premises at which AT&T SDN Service is provided under this Contract Tariff must be interstate.

                  (e) No more than 20% of the Customer's total Instrastate AT&T SDN Services minutes of use from Customer Switches and Customer Premises at which AT&T SDN Services are provided under this Contract Tariff may be generated in any one state.

                  (f) No more than 13% of the Customer's total Intrastate AT&T SDN Services minutes of use from Customer Switches and Customer Premises at which AT&T SDN Services are provided under this Contract Tariff may be from the following group of state: Colorado, Idaho, Maine, Minnesota, Nebraska, New Mexico, North Dakota, Rhode Island, South Dakota, Utah and Vermont.

                  (g) At least 20% of the Customer's total Intrastate AT&T SDN Services minutes of use from Customer Switches and Customer Premises at which AT&T SDN Services are provided under this Contract Tariff must be from the following group of states: California, Illinois, Michigan, Massachusetts and New Jersey.

                  (h) By the end of the sixth month of the Contract Tariff term, the Customer must have placed service orders for the installation of service under this Contract Tariff at locations not currently served by AT&T that the Customer demonstrates will generate monthly charges under this Contract Tariff of at least $333,333.

If the Customer, during the Monitoring Period, has failed to satisfy the Service Requirement in 6.B.1.(a), the Customer will be billed an amount equal to 15% of the Customer's total billed usage charges for the AT&T SDN, AT&T MEGACOM and AT&T 800 Services, after the application of the Discounts in Section 5., preceding, for that Monitoring Period. If the Customer, during the Monitoring Period, has failed to satisfy the Service Requirement in 6.B.1.(b), the Customer will be billed an amount equal to $0.08 per minute for each minute of such use above the 40%. If the Customer, during the Monitoring Period, has failed to satisfy the Service Requirement in 6.B.1.(c), the Customer will be billed an amount equal to .351 multiplied by the total undiscounted usage charges for AT&T MEGACOM service for that Monitoring Period in excess of the 60% threshold. If the Customer, during the Monitoring Period has failed to satisfy the Service Requirement in 6.B.1.(d), the Customer will be billed an amount equal to .465 multiplied by the total undiscounted usage charges for AT&T SDN services for that Monitoring Period in excess of the 50% threshold. If the Customer has failed to satisfy the Service Requirement in 6.B.1(e) for any two consecutive Monitoring Periods, the Customer will be billed, for each state

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 10
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                           ** All material on this page is new.**


6.B.1. AT&T SDN, AT&T MEGACOM and AT&T 800 Services (continued)

for which the 20% threshold is exceeded, an amount equal to $0.20 multiplied by the Customer's total Intrastate AT&T SDN Services minutes of use from Customer Switches and Customer Premises at which AT&T SDN Services are provided under this Contract Tariff generated in that state in excess of the 20% threshold. If the Customer has failed to satisfy the Service Requirement in 6.B.1.(f) for any two consecutive Monitoring Periods, the Customer will be billed an amount equal to $0.20 multiplied by the Customer's total Intrastate AT&T SDN Services minutes of use from Customer Switches and Customer Premises at which AT&T SDN Services are provided under this Contract Tariff from the specified group of states in excess of the 13% threshold. If the Customer has failed to satisfy the Service Requirement in 6.B.1.(g) for any two consecutive Monitoring Periods, the Customer will be billed an amount equal to $0.20 multiplied by the Customer's total Intrastate AT&T SDN Services minutes of use from Customer Switches and Customer Premises at which AT&T SDN Services are provided under this Contract Tariff from the specified group of states by which the Customer failed to meet the 20% minimum requirement. In calculating any charges due for failure to meet the Service Requirements 6.B.1.(e), 6.B.1.(f), and 6.B.1.(g), the Customer will not be required to pay more than once for a failure to meet any one such Service Requirement in a given Monitoring Period (i.e, if the Customer fails to meet a Service Requirement for three consecutive Monitoring Periods, the Customer will be billed only once with respect to the failure to meet the Service Requirement in the second month). If the Customer, during the Monitoring Period, has failed to satisfy the Service Requirement in 6.B.1.(h), the AT&T MEGACOM 800 Service and AT&T 800 READYLINE Service base discount pursuant to section 5.C.1.(a), preceding, for Gross Monthly AT&T MEGACOM 800 Service-Domestic and AT&T 800 READYLINE Service-Domestic usage on amounts of at least $2,000,000 up to $15,000,000 will be decreased from 45% to 42% for the remainder of the Contract Tariff Term. Any charge for amounts billed under this section must be paid by the Customer within 30 days.

C.       Promotions, Credits and Waivers

The Customer is ineligible for any promotions, credits or waivers for the Services Provided under this Contract Tariff, which are filed or which may be filed in the AT&T tariffs specified in Section 1., preceding.

The following credits and waivers will be applied to the Customer's bill for the Services Provided under this Contract Tariff. If the sum of all credits applied in the final month of service under this Contract Tariff exceeds the amount of the Customer's final bill, the amount in excess will be refunded to the Customer. If at the end of the Contract Tariff Term the Customer has not fully used any or all of the waiver(s) specified in this Section, the residual value of any such waiver(s) will be set to zero and will not be applied to any other AT&T services.

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 11
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                           ** All material on this page is new.**


6.C.     Promotions, Credits and Waivers (continued)

1.       AT&T MEGACOM Service and AT&T 800 Services

         (a) AT&T will waive the Nonrecurring Installation Charges for AT&T Primary Rate Interface (PRI) Office Functions; AT&T Terrestrial 1.544 Mbps Local Channels, associated AT&T ACCUNET T1.5 Service Access Connections, and Access Coordination Functions (ACF). Also, AT&T will reimburse the Customer for any other vendor's Nonrecurring Charges for obtaining access comparable to Terrestrial 1.544 Mbps Local Channels (not to exceed charges specified in AT&T Tariff F.C.C. No. 11), and waive the Nonrecurring Charge for the ACF and the AT&T Tariff F.C.C. No. 9 Access Connection Charge. Such Local Channels and AT&T PRI must: (1) be used with the AT&T MEGACOM Service and/or the AT&T MEGACOM 800 Service-Domestic provided under this Contract Tariff, (2) for the Local Channels, not be connected to an Office Function (except for AT&T PRI Office Functions). If any of these Local Channels are connected to an Office Function, AT&T will bill the Customer for the amount of the Installation Charges that had been waived under this section for each Local Channel connected to an Office Function (except for AT&T PRI Office Functions). The maximum amount of waived Nonrecurring Installation Charges shall not exceed $200,000.

         (b) AT&T will provide a monthly credit in the amount of $200 per AT&T PRI Office Function utilized by the Customer. The maximum amount of the monthly credit will be $10,000.

         (c) AT&T will waive the Service Establishment Charge, not to exceed a total of $10,000 for the Contract Tariff Term for the AT&T MEGACOM Service
provided   under  this   Contract   Tariff  and  AT&T  will  waive  the  Service
Establishment Charges for new AT&T MEGACOM 800 Service-Domestic Routing Arrangements.

2.       AT&T MEGACOM Service

         (a) For the first through eighteenth months of the term, AT&T will apply a monthly credit, not to exceed $250,000 per month, equal to: (1) the total billed usage charges for AT&T MEGACOM Service International Calling Capability which terminates in Mexico, after the application of the Discounts in
Section 5.B., preceding, in the month for which the credit is to be applied, minus (2) $0.475 multiplied by the Customer's total minutes of use for AT&T MEGACOM Service International Calling Capability which terminates in Mexico for that same month.

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 12
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                           ** All material on this page is new.**


6.       Classifications, Practices and Regulations (continued)

D. Discontinuance - In lieu of any Discontinuance With or Without Liability provisions that are specified in AT&T Tariff F.C.C. Nos. 1 and 2, the following provisions shall apply.

1.       The Customer may discontinue this Contract Tariff:

         (a) effective at the end of the 18th month following the CISD, provided the Customer provides at least 30 days prior written notice of discontinuance; is current in payment to AT&T for all telecommunication services; and has generated at least $90,000,000 in usage charges, after the application of the Discounts as specified in Section 5., preceding, for the AT&T SDN Services, AT&T MEGACOM Service including the International Calling Capability and the AT&T 800 Services provided under this Contract Tariff (including at least $15,000,000 in usage charges for the AT&T 800 Service-Canada, AT&T MEGACOM 800 Service-Canada, AT&T MEGACOM 800 Service-Mexico, AT&T MEGACOM 800 Service-Overseas, AT&T 800 READYLINE Service-Canada, AT&T 800 READYLINE Service-Mexico, AT&T 800 READYLINE Service-Overseas, AT&T 800 READYLINE Service-Puerto Rico and the U.S. Virgin Islands, AT&T MEGACOM Service International Calling Capability, AT&T SDN International Calling Capability, and AT&T GSDN Service provided under this Contract Tariff); or

         (b) prior to the 18th month following the CISD, provided the Customer replaces the Services Provided under this Contract Tariff:

                  I. with service under a new AT&T Contract Tariff having all of the following characteristics: (i) revenue commitment(s) equal to or greater than an average of at least $5,600,000 per month; (ii) a new term of at least the difference between 18 months and the number of months the Customer was in this Contract Tariff; and (iii) having the same Service Requirement as specified in Section 6.B.1.(a), preceding, or

                  II. with service under a new contract entered into between AT&T and the Customer for the provision of telecommunications service by AT&T to the Customer having all of the following characteristics: (i) revenue commitment(s) equal to or greater than an average of at least $5,600,000 per month; (ii) a new term of at least the difference between 18 months and the number of months the Customer was in this Contract Tariff; and (iii) having the same Service Requirement as specified in Section 6.B.1.(a), preceding.

If the Customer discontinues this Contract Tariff pursuant to this Section 6.D.1.(b), the Customer will also be billed an amount equal to the difference between: (i) the MRC for the Commitment Period in which the Customer discontinues divided by the number of months in the Commitment Period, times the number of months the Customer was in this Contract Tariff for the Commitment Period and (ii) the actual usage charges, after the application of the Discounts as specified in Section 5., preceding, incurred in that Commitment Period for the AT&T SDN Services, AT&T MEGACOM Service including the International Calling Capability and the AT&T 800 Services, provided the amount in (ii) is less than the amount in (i).

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 13
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                           ** All material on this page is new.**


6.D.     Discontinuance (continued)

If the Customer discontinues this Contract Tariff for any reason other than specified above, prior to the expiration of the Contract Tariff Term, Termination Charges will apply. The Termination Charge for the AT&T SDN Services, AT&T MEGACOM Service including the International Calling Capability and the AT&T 800 Services will be an amount equal to: (1) the MRC for the Commitment Period in which the Customer discontinues minus the actual usage charges, after the application of the Discounts as specified in Section 5., preceding, incurred in that Commitment Period for the AT&T SDN Services, AT&T MEGACOM Service including the International Calling Capability and the AT&T 800 Services, provided the actual usage charges, are less than the MRC for that Commitment Period and (2) 100% of the MRCs for each remaining year of the Contract Tariff Term.

E.       Other Requirements

1. Use of Services Provided for Resale or Shared Use - When the Services Provided under this Contract Tariff are resold or shared, the Customer may advise its User that a portion of the Customer's service is provided by AT&T. However, the Customer shall not publish or use any advertising, sales promotions, press releases or other publicity matters which use AT&T's corporate or trade names, logos, trademarks, service marks, trade dress, or other symbols that serve to identify and distinguish AT&T from its competitors (or which use confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or other symbols), and the Customer may not conduct business under AT&T's corporate or trade names, logos, trademarks, service marks, trade dress, or other symbols that serve to identify and distinguish AT&T from its competitors (or under any confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or other symbols), except to the limited extent as is permissible under contract or applicable law.

If AT&T finds that the Customer, in connection with its resale of the Services Provided under this Contract Tariff, is using AT&T's corporate or trade names, logos, trademarks, service marks, trade dress or other symbols that serve to identify and distinguish AT&T from its competitors, in a manner inconsistent with the provisions specified above, AT&T shall provide reasonable notice of such inconsistent use to the Customer. If the Customer fails, within 30 days after the receipt of such notice, to substantiate to AT&T that such inconsistent use has ended or has been corrected, the Discounts specified in Section 5., preceding, will not apply until such time as the inconsistent use has ended or has been corrected and substantiated to AT&T. Any such suspension of the Discounts specified in Section 5., preceding, shall not relieve the Customer from its obligations to comply with any other conditions contained in this Contract Tariff, including the Minimum Revenue Commitments. If it is finally determined by adjudication (or, if agreed by AT&T and the Customer, by arbitration) that AT&T's initial finding of an inconsistent use was in error, then the Customer shall receive a credit equal to the amount of the discounts that were not applied as a result of AT&T's initial finding, and AT&T's initial finding will have no further effect.

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 14
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                           ** All material on this page is new.**


6.E.1.   Use of Services Provided for Resale or Shared Use (continued)

The Customer shall take such steps as are reasonably possible to ensure that no other Carrier to which the Customer directly or indirectly resells the Services Provided under this Contract Tariff, takes any action that, if done directly by Customer, would violate this Section 6.E.1., and if such other Carrier does take such action, the Customer shall take such steps as are reasonably possible to cause the inconsistent use by such other Carrier to be ended or corrected, to AT&T's reasonable satisfaction.

If AT&T finds that the Customer has failed to take such action as is required pursuant to the preceding paragraph, AT&T shall provide reasonable notice of such failure to the Customer. If the Customer fails, within 30 days after the receipt of such notice, to substantiate to AT&T that the inconsistent use by the other Carrier has ended or has been corrected or the Customer has taken the steps required under the preceding paragraph. The Discounts specified in Section 5., preceding, will not apply, with respect to the billing partition that includes such other Carrier, until such time as the Customer has substantiated to AT&T that it has taken the required steps. Any such suspension of the Discounts specified in Section 5., preceding, shall not relieve the Customer from its obligations to comply with any other conditions contained in this Contract Tariff, including the Minimum Revenue Commitments. If it is finally determined by adjudication (or, if agreed by AT&T and the Customer, by arbitration) that AT&T's initial finding of a failure by Customer to take required steps was in error, then the Customer shall receive a credit equal to the amount of the discounts that were not applied as a result of AT&T's initial finding, and AT&T's initial finding will have no further effect.

2. The Vertical Features of AT&T Tariff F.C.C. No. 2, Section 3.3.2.L. are not available for use with the Services Provided under this Contract Tariff when an entity other than AT&T is the Resp Org.

3. Beginning February 1, 1997, the bills for the Services Provided under this Contract Tariff will be sent to one Customer Premises designated by the Customer.

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 15
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                           ** All material on this page is new.**


6.       Classifications, Practices and Regulations (continued)

F. Availability - This Contract Tariff was developed pursuant to a contract with an Interexchange Carrier Customer who: (1) will order this Contract Tariff only once, either by the Customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer; (2) as of the time the Customer orders service, has obtained required operating authority in the states in which it conducts business and files tariffs, when required by law, with state and federal authorities; (3) as of the time the Customer orders service, has been assigned its own Carrier Identification Code by the code administrator, which code is used by one or more Local Exchange Carriers to route calls originated by an end user on a 1+ basis to each Customer Switch as defined in
Section 4.B., preceding; (4) has incurred at least $10,000,000 in AT&T Private Line Services, applicable to Contract Tariffs, during the 12-months immediately preceding the date the Customer orders this Contract Tariff; (5) has incurred at least $55,000,000 in AT&T SDN Services and AT&T 800 Services, applicable to Contract Tariffs, during the 12-months immediately preceding the date the Customer orders this Contract Tariff; and (6) provides service as a Common Carrier to at least 300,000 locations. This Contract Tariff is available to any similarly situated Customer who orders service within 30 days after the effective date of this Contract Tariff for initial installation of the Services Provided under this Contract Tariff within 30 days after the date ordered.

G. Abuse of the Services - Willfully using the Services to carry calls that originate on the network of a facilities-based Interexchange carrier other than AT&T or the Customer or an Affiliate of the Customer and terminate disproportionately to locations for which the incumbent Local Exchange Carrier's rate for terminating switched access is higher than $0.049 per minute constitutes abuse of service. In the event that AT&T believes in good faith that such abuse is occurring, AT&T will provide written notice of such abuse to Customer, including as much detail as is reasonably sufficient to enable Customer to investigate the matter. If, within five (5) business days after its receipt of such notice, the abuse has not ended, or Customer has not demonstrated to AT&T's reasonable satisfaction that the abuse is not in fact occurring, AT&T may terminate, restrict, or suspend Service to the location(s), and only the location(s) at which such abuse is occurring. This section applies in addition to any other provision of the tariffs referenced in Section 1., preceding, that may apply with respect to abuse of service.

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 16
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                           ** All material on this page is new.**

7.       Rates

A.       Domestic Interstate AT&T SDN Service

1. The following AT&T SDN Rates apply throughout the 18 month AT&T SDN Services Contract Tariff Term.

         (a)      SDN Rate Schedules A and A-PV

                                      Rates

                  Initial 18 Seconds                 Each Additional 6 seconds
                      or Fraction                    of Fraction

All Mileage     Day        Evening         Night     Day        Evening         Night
-----------     ---        -------         -----     ---        -------         -----
Rate Bands      $0.0522    $0.0522         $0.0522   $0.0174    $0.0174         $0.0174

      (b)  SDN Rate Schedules B(a) and B-PV(a)

                                      Rates

                Initial 18 Seconds                   Each Additional 6 seconds
                    or Fraction                               of Fraction

All Mileage     Day        Evening         Night     Day        Evening         Night
-----------     ---        -------         -----     ---        -------         -----
Rate Bands      $0.0381    $0.0381         $0.0381   $0.0127    $0.0127         $0.0127

      (c)  SDN Rate Schedules C(a), C(b) and C-PV

                                               Rates

                      Initial 18 Seconds             Each Additional 6 seconds
                          or Fraction                         of Fraction

All Mileage     Day        Evening         Night     Day        Evening         Night
-----------     ---        -------         -----     ---        -------         -----
Rate Bands      $0.0240    $0.0240         $0.0240   $0.0080    $0.0080         $0.0080

2. International Calling Capacity - Following are the AT&T SDN International Calling Capability Usage Rates to the Countries listed below, applicable under this Contract Tariff. These rates are stabilized for the Contract Tariff Term.

(a) U.S. Mainland Usage Rates - The following schedules are used to rate calls between stations in the U.S. Mainland and stations in the country/area specified below. Rates apply for all days of the week including holidays. Unless otherwise specified, the Initial Period (IP) is 18 seconds, or fraction thereof, and the Additional Period (AP) is 6 seconds, or fraction thereof.

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 17
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                           ** All material on this page is new.**

7.A.2(a)   U.S. Mainland Usage Rates (continued)

I. Canada Rate Schedule - This schedule applies to Customer Dialed call to stations in Canada.

                                    RATES
                        PEAK                OFF-PEAK
                        8AM-6PM             6PM-8AM
                Initial    Each Add'l    Initial     Each Add'l
               18 Seconds  6 Seconds    18 Seconds   6 Seconds
Rate Mileage  or Fraction  or Fraction  or Fraction  or Fraction
------------  -----------  -----------  -----------  -----------

      1-18        $0.0795     $0.0265      $0.0795     $0.0265
     19-80        $0.0795     $0.0265      $0.0795     $0.0265
    81-140        $0.0795     $0.0265      $0.0795     $0.0265
   141-220        $0.0795     $0.0265      $0.0795     $0.0265
   221-345        $0.0795     $0.0265      $0.0795     $0.0265
   346-630        $0.0795     $0.0265      $0.0795     $0.0265
  631-1200        $0.0795     $0.0265      $0.0795     $0.0265
 1201-1610        $0.0795     $0.0265      $0.0795     $0.0265
 1611-4000        $0.0795     $0.0265      $0.0795     $0.0265

B.  Domestic Interstate AT&T MEGACOM Service

         1. The following AT&T MEGACOM Services rates apply for AT&T MEGACOM Services calls that originate at no more than 15 Customer Switches, as defined in Section 4.B., preceding.

                                      Rates

                       Initial 18 Seconds        Each Additional 6 Seconds
                          or Fraction                      or Fraction

All Mileage          Day     Evening  Night        Day     Evening   Night
Rate Bands         $0.0231   $0.0231  $0.0231    $0.0077   $0.0077   $0.0077

2. The following AT&T MEGACOM Services rates apply for AT&T MEGACOM Services calls that originate at no more than 2 Customer Premises that are not Customer Switches and are designated by the Customer prior to the CISD.

                                      Rates

                   Initial 18 Seconds            Each Additional 6 Seconds
                      or Fraction                        or Fraction

All Mileage         Day    Evening  Night     Day    Evening  Night
Rate Bands        $0.0267  $0.0267  $0.0267          $0.0089  $0.0089  $0.0089

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 18
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                           ** All material on this page is new.**

7.       Rates (continued)

C.       AT&T MEGACOM Service - International Usage Rates

1. U.S. Mainland Usage Rates - This schedule applies to Customer dialed calls between stations in the U.S. Mainland and stations in the country/area specified below, in lieu of the rates specified in Section 6.5.4.E.3.(a), (b)III and (c) of AT&T Tariff F.C.C. No. 1.

(a)  Canada Rate Schedule

                                      RATES

                       DAY RATE                EVENING RATE                NIGHT RATE
                       Mon-Fri                Mon-Fri/Sat-Sun               Mon-Sun
                       8AM-6PM             6PM-12Mid/8AM-12Mid             12Mid-8AM
                Initial    Each Add'l      Initial     Each Add'l      Initial    Each Add'l
                -------    ----------      -------     ----------      -------    ----------
Rate          18 Secs.    6 Secs.        18 Secs.    6 Secs.          18 Secs.   6 Secs.

Mileage      or Frac't  or Frac't       or Frac't   or Frac't         or Frac't  or Frac't
-------      ---------  ---------       ---------   ---------         ---------  ---------

0-4000        $0.0379    $0.0126       $0.0379       $0.0126          $0.0379     $0.0126

(b) Mexico Rate Schedules - These schedules apply to Customer dialed calls to stations in Mexico from the U.S. Mainland.

Distance Measurement - Rates for calls between the U.S. Mainland and the international boundary are based on the distance in airline mileage between the V&H coordinates of an AT&T Central Office and a point of connection at the U.S.-Mexico international boundary.

I. The following rates for calls between the U.S. Mainland and the point of connection at the international boundary apply for all days of the week including holidays.

                                Standard                        Economy
                                --------                        -------
                     Mon-Fri           Sat/Sun        Mon-Fri             Sat/Sun
                     7:00AM-7:00PM     5PM-Mid        7:00 PM-7:00AM      All day and
                                                                          Mid-5PM
                     Initial           Each Add'l     Initial             Each Add'l
                     Period            6 Seconds      Period              6 Seconds
                     ------            ---------      ------              ---------

Rate Mileage         18 seconds        or Fraction    18 seconds          or Fraction
------------         ----------        -----------    ----------          -----------
    0-10             $0.0258           $0.0086        $0.0219             $0.0073
   11-22             $0.0342           $0.0114        $0.0291             $0.0097
   23-55             $0.0426           $0.0142        $0.0354             $0.0118
  56-124             $0.0510           $0.0170        $0.0420             $0.0140
 125-292             $0.0594           $0.0198        $0.0486             $0.0162
 293-430             $0.0678           $0.0226        $0.0549             $0.0183
 431-925             $0.0768           $0.0256        $0.0612             $0.0204
926-3000             $0.0846           $0.0282        $0.0669             $0.0223

II. The rates for calls between the point of connection at the international boundary and Mexico are as specified in AT&T F.C.C. Tariff No. 1, Section 3.2.4.L.5.

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 19
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                           ** All material on this page is new. **

7.C.1  AT&T MEGACOM Service - International Usage Rates (continued)

                  (c) All Other Countries - The length of each Initial Period will be 18 seconds and the length of each Additional Period will be 6 seconds or fraction thereof. Standard, Discount and Economy Rate Periods are as specified in Section 6.5.4.E.3.(c) of AT&T Tariff F.C.C. No.
                  1.


                                                  INITIAL PERIOD                                ADDITIONAL PERIOD
                                                  --------------                                -----------------
COUNTRIES                              STANDARD       DISCOUNT        ECONOMY         STANDARD       DISCOUNT        ECONOMY
---------                              --------       --------        -------         --------       --------        -------

ALBANIA, SOCIALIST                     $0.3795         $0.3795        $0.3795         $0.1265        $0.1265         $0.1265
REPUBLIC OF ALGERIA                    $0.2895         $0.2895        $0.2895         $0.0965        $0.0965         $0.0965
AMERICAN SAMOA                         $0.2430         $0.2430        $0.2430         $0.0810        $0.0810         $0.0810
ANDORRA                                $0.1485         $0.1485        $0.1485         $0.0495        $0.0495         $0.0495
ANGOLA                                 $0.4050         $0.4050        $0.4050         $0.1350        $0.1350         $0.1350
ANGUILLA                               $0.1890         $0.1890        $0.1890         $0.0630        $0.0630         $0.0630
ANTARCTICA (CASEY)                     $0.3750         $0.3750        $0.3750         $0.1250        $0.1250         $0.1250
ANTARCTICA (SCOTT)                     $0.4590         $0.4590        $0.4590         $0.1530        $0.1530         $0.1530
ANTIGUA (Barbuda)                      $0.1860         $0.1860        $0.1860         $0.0620        $0.0620         $0.0620
ARGENTINA                              $0.2432         $0.2432        $0.2432         $0.0811        $0.0811         $0.0811
ARMENIA                                $0.3069         $0.3069        $0.3069         $0.1023        $0.0123         $0.0123
ARUBA                                  $0.1788         $0.1788        $0.1788         $0.0596        $0.0596         $0.0596
ASCENSION ISLAND                       $0.4042         $0.4042        $0.4042         $0.1347        $0.1347         $0.1347
AUSTRALIA                              $0.0789         $0.0789        $0.0789         $0.0263        $0.0263         $0.0263
AUSTRIA                                $0.1579         $0.1579        $0.1579         $0.0526        $0.0526         $0.0526
AZERBAIJAN                             $0.4050         $0.4050        $0.4050         $0.1350        $0.1350         $0.1350
BAHAMAS                                $0.0879         $0.0879        $0.0879         $0.0293        $0.0293         $0.0293
BAHRAIN                                $0.2656         $0.2656        $0.2656         $0.0885        $0.0885         $0.0885
BANGLADESH,                            $0.3885         $0.3885        $0.3885         $0.1295        $0.1295         $0.1295
PEOPLE'S REPUBLIC OF
BARBADOS                               $0.1583         $0.1583        $0.1583         $0.0528        $0.0528         $0.0528
BELARUS                                $0.3054         $0.3054        $0.3054         $0.1018        $0.1018         $0.1018
BELGIUM                                $0.1232         $0.1232        $0.1232         $0.0411        $0.0411         $0.0411
BELIZE                                 $0.2490         $0.2490        $0.2490         $0.0830        $0.0830         $0.0830
BENIN, PEOPLE'S                        $0.2679         $0.2679        $0.2679         $0.0893        $0.0893         $0.0893
REPUBLIC OF
BERMUDA                                $0.1358         $0.1358        $0.1358         $0.0453        $0.0453         $0.0453
BHUTAN                                 $0.8550         $0.8550        $0.8550         $0.2850        $0.2850         $0.2850
BOLIVIA                                $0.2530         $0.2530        $0.2530         $0.0843        $0.0843         $0.0843
BOSNIA-HERCEGOVINA                     $0.2839         $0.2839        $0.2839         $0.0946        $0.0946         $0.0946
BOTSWANA                               $0.2396         $0.2396        $0.2396         $0.0799        $0.0799         $0.0799

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 20
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                     ** All material on this page is new. **

7.C.1.(c)   All Other Countries (continued)

                                          INITIAL PERIOD                               ADDITIONAL PERIOD
                                          --------------                               -----------------
COUNTRIES                    STANDARD       DISCOUNT        ECONOMY        STANDARD        DISCOUNT        ECONOMY
---------                    --------       --------        -------        --------        --------        -------
BRAZIL                       $0.1421         $0.1421        $0.1421        $0.0474         $0.0474         $0.0474
BRITISH VIRGIN               $0.1847         $0.1847        $0.1847        $0.0616         $0.0616         $0.0616
ISLANDS
BRUNEI                       $0.3914         $0.3914        $0.3914        $0.1305         $0.1305         $0.1305
BULGARIA                     $0.2430         $0.2430        $0.2430        $0.0810         $0.0810         $0.0810
BURKINA FASO                 $0.1916         $0.1916        $0.1916        $0.0639         $0.0639         $0.0639
BURMA                        $1.0050         $1.0050        $1.0050        $0.3350         $0.3350         $0.3350
BURUNDI                      $0.8609         $0.8609        $0.8609        $0.2870         $0.2870         $0.2870
CAMBODIA                     $0.5826         $0.5826        $0.5826        $0.1942         $0.1942         $0.1942
CAMEROON,                    $0.3467         $0.3467        $0.3467        $0.1156         $0.1156         $0.1156
UNITED
REPUBLIC OF
CAPE VERDE                   $0.4005         $0.4005        $0.4005        $0.1335         $0.1335         $0.1335
ISLANDS
CAYMAN                       $0.1640         $0.1640        $0.1640        $0.0547         $0.0547         $0.0547
ISLANDS
CENTRAL                      $0.6360         $0.6360        $0.6360        $0.2120         $0.2120         $0.2120
AFRICAN
REPUBLIC
CHAD REPUBLIC                $1.0710         $1.0710        $1.0710        $0.3570         $0.3570         $0.3570
CHILE                        $0.1215         $0.1215        $0.1215        $0.0405         $0.0405         $0.0405
CHINA,                       $0.3379         $0.3379        $0.3379        $0.1126         $0.1126         $0.1126
PEOPLE'S
REPUBLIC OF
CHRISTMAS &                  $0.3750         $0.3750        $0.3750        $0.1250         $0.1250         $0.1250
COCOS ISLANDS
COLOMBIA                     $0.2148         $0.2148        $0.2148        $0.0716         $0.0716         $0.0716
COMOROS,                     $0.6647         $0.6647        $0.6647        $0.2216         $0.2216         $0.2216
FEDERAL & ISLAMIC
REPUBLIC OF
CONGO,                       $0.3224         $0.3224        $0.3224        $0.1075         $0.1075         $0.1075
REPUBLIC OF
COOK ISLANDS                 $0.7078         $0.7078        $0.7078        $0.2359         $0.2359         $0.2359
COSTA RICA                   $0.1832         $0.1832        $0.1832        $0.0611         $0.0611         $0.0611
CROATIA                      $0.2180         $0.2180        $0.2180        $0.0727         $0.0727         $0.0727
CUBA                         $0.2976         $0.2976        $0.2976        $0.0992         $0.0992         $0.0992
CYPRUS                       $0.2180         $0.2180        $0.2180        $0.0727         $0.0727         $0.0727
CZECH                        $0.2180         $0.2180        $0.2180        $0.0727         $0.0727         $0.0727
REPUBLIC
DENMARK                      $0.1579         $0.1579        $0.1579        $0.0526         $0.0526         $0.0526
DIEGO GARCIA                 $0.4378         $0.4378        $0.4378        $0.1459         $0.1459         $0.1459
DJIBOUTI,                    $0.4569         $0.4569        $0.4569        $0.1523         $0.1523         $0.1523
REPUBLIC OF
DOMINICA                     $0.1971         $0.1971        $0.1971        $0.0657         $0.0657         $0.0657
DOMINICAN                    $0.1170         $0.1170        $0.1170        $0.0390         $0.0390         $0.0390
REPUBLIC
ECUADOR                      $0.2492         $0.2492        $0.2492        $0.0831         $0.0831         $0.0831


AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 21
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                     ** All material on this page is new. **

7.C.1  All Other Countries (continued)


                                            INITIAL PERIOD                               ADDITIONAL PERIOD
                                            --------------                               -----------------
COUNTRIES                      STANDARD       DISCOUNT        ECONOMY        STANDARD        DISCOUNT        ECONOMY
---------                      --------       --------        -------        --------        --------        -------

EGYPT, ARAB                      $0.2767       $0.2767       $0.2767       $0.0922       $0.0922       $0.0922
REPUBLIC OF
EL SALVADOR                      $0.2235       $0.2235       $0.2235       $0.0745       $0.0745       $0.0745
EQUATORIAL                       $0.6338       $0.6338       $0.6338       $0.2113       $0.2113       $0.2113
GUINEA, REPUBLIC
OF
ERITREA                          $0.4389       $0.4389       $0.4389       $0.1463       $0.1463       $0.1463
ESTONIA                          $0.3047       $0.3047       $0.3047       $0.1016       $0.1016       $0.1016
ETHIOPIA                         $0.3887       $0.3887       $0.3887       $0.1296       $0.1296       $0.1296
FAEROE ISLANDS                   $0.1792       $0.1792       $0.1792       $0.0597       $0.0597       $0.0597
FALKLAND ISLANDS                 $0.5022       $0.5022       $0.5022       $0.1674       $0.1674       $0.1674
FEDERATED STATES                 $0.3847       $0.3847       $0.3847       $0.1282       $0.1282       $0.1282
OF MICRONESIA
FIJI ISLANDS                     $0.3783       $0.3783       $0.3783       $0.1261       $0.1261       $0.1261
FINLAND                          $0.1211       $0.1211       $0.1211       $0.0404       $0.0404       $0.0404
FRANCE                           $0.0632       $0.0632       $0.0632       $0.0211       $0.0211       $0.0211
FRENCH ANTILLES                  $0.2175       $0.2175       $0.2175       $0.0725       $0.0725       $0.0725
FRENCH GUIANA                    $0.2386       $0.2386       $0.2386       $0.0795       $0.0795       $0.0795
FRENCH POLYNESIA                 $0.4040       $0.4040       $0.4040       $0.1347       $0.1347       $0.1347
GABON REPUBLIC                   $0.2526       $0.2526       $0.2526       $0.0842       $0.0842       $0.0842
GAMBIA                           $0.2482       $0.2482       $0.2482       $0.0827       $0.0827       $0.0827
GEORGIA                          $0.5100       $0.5100       $0.5100       $0.1700       $0.1700       $0.1700
GERMANY, FEDERAL                 $0.0632       $0.0632       $0.0632       $0.0211       $0.0211       $0.0211
REPUBLIC OF
GHANA                            $0.2718       $0.2718       $0.2718       $0.0906       $0.0906       $0.0906
GIBRALTAR                        $0.2386       $0.2386       $0.2386       $0.0795       $0.0795       $0.0795
GREECE                           $0.2053       $0.2053       $0.2053       $0.0684       $0.0684       $0.0684
GREENLAND                        $0.2087       $0.2087       $0.2087       $0.0696       $0.0696       $0.0696
GRENADA                          $0.2037       $0.2037       $0.2037       $0.0679       $0.0679       $0.0679
GUADELOUPE                       $0.2961       $0.2961       $0.2961       $0.0987       $0.0987       $0.0987
GUAM                             $0.1976       $0.1976       $0.1976       $0.0659       $0.0659       $0.0659
GUANTANAMO                       $0.2121       $0.2121       $0.2121       $0.0707       $0.0707       $0.0707
GUATEMALA                        $0.2136       $0.2136       $0.2136       $0.0712       $0.0712       $0.0712
GUINEA BISSAU                    $0.5976       $0.5976       $0.5976       $0.1992       $0.1992       $0.1992
GUINEA, PEOPLE'S                 $0.3981       $0.3981       $0.3981       $0.1327       $0.1327       $0.1327
REVOLUTIONARY
REPUBLIC
GUYANA                           $0.3030       $0.3030       $0.3030       $0.1010       $0.1010       $0.1010
HAITI                            $0.2251       $0.2251       $0.2251       $0.0750       $0.0750       $0.0750
HONDURAS                         $0.2716       $0.2716       $0.2716       $0.0905       $0.0905       $0.0905

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 22
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                     ** All material on this page is new. **

7.C.1(c)  All Other Countries (continued)


                                          INITIAL PERIOD                               ADDITIONAL PERIOD
                                          --------------                               -----------------
COUNTRIES                    STANDARD       DISCOUNT        ECONOMY        STANDARD        DISCOUNT        ECONOMY
---------                    --------       --------        -------        --------        --------        -------
HONG KONG                    $0.1283         $0.1283        $0.1283         $0.0428        $0.0428         $0.0428
HUNGARY                      $0.2180         $0.2180        $0.2180         $0.0727        $0.0727         $0.0727
ICELAND                      $0.2507         $0.2507        $0.2507         $0.0836        $0.0836         $0.0836
INDIA                        $0.2905         $0.2905        $0.2905         $0.0968        $0.0968         $0.0968
INDONESIA                    $0.3388         $0.3388        $0.3388         $0.1129        $0.1129         $0.1129
IRAN                         $0.2866         $0.2866        $0.2866         $0.0955        $0.0955         $0.0955
IRAQ                         $0.4955         $0.4955        $0.4955         $0.1652        $0.1652         $0.1652
IRELAND                      $0.1225         $0.1225        $0.1225         $0.0408        $0.0408         $0.0408
ISRAEL                       $0.2433         $0.2433        $0.2433         $0.0811        $0.0811         $0.0811
ITALY                        $0.1263         $0.1263        $0.1263         $0.0421        $0.0421         $0.0421
IVORY COAST                  $0.3628         $0.3628        $0.3628         $0.1209        $0.1209         $0.1209
JAMAICA                      $0.2069         $0.2069        $0.2069         $0.0690        $0.0690         $0.0690
JAPAN                        $0.0915         $0.0915        $0.0915         $0.0305        $0.0305         $0.0305
JORDAN                       $0.2526         $0.2526        $0.2526         $0.0842        $0.0842         $0.0842
KAZAKHSTAN                   $0.5069         $0.5069        $0.5069         $0.1690        $0.1690         $0.1690
KENYA                        $0.2494         $0.2494        $0.2494         $0.0831        $0.0831         $0.0831
KIRIBATI                     $0.8058         $0.8058        $0.8058         $0.2686        $0.2686         $0.2686
KOREA, PEOP DEM              $0.3069         $0.3069        $0.3069         $0.1023        $0.1023         $0.1023
REP
KOREA, REPUBLIC OF           $0.1688         $0.1688        $0.1688         $0.0563        $0.0563         $0.0563
KUWAIT                       $0.2818         $0.2818        $0.2818         $0.0939        $0.0939         $0.0939
KYRGYZSTAN                   $0.5285         $0.5285        $0.5285         $0.1762        $0.1762         $0.1762
LAOS                         $0.8230         $0.8230        $0.8230         $0.2743        $0.2743         $0.2743
LATVIA                       $0.2985         $0.2985        $0.2985         $0.0995        $0.0995         $0.0995
LEBANON                      $0.4143         $0.4143        $0.4143         $0.1381        $0.1381         $0.1381
LESOTHO                      $0.2977         $0.2977        $0.2977         $0.0992        $0.0992         $0.0992
LIBERIA                      $0.1860         $0.1860        $0.1860         $0.0620        $0.0620         $0.0620
LIBYAN A P S J               $0.3041         $0.3041        $0.3041         $0.1014        $0.1014         $0.1014
LIECHTENSTEIN                $0.2022         $0.2022        $0.2022         $0.0674        $0.0674         $0.0674
LITHUANIA                    $0.3050         $0.3050        $0.3050         $0.1017        $0.1017         $0.1017
LUXEMBOURG                   $0.1832         $0.1832        $0.1832         $0.0611        $0.0611         $0.0611
MACAO                        $0.4232         $0.4232        $0.4232         $0.1411        $0.1411         $0.1411
MACEDONIA                    $0.2431         $0.2431        $0.2431         $0.0810        $0.0810         $0.0810
MADAGASCAR,                  $1.0933         $1.0933        $1.0933         $0.3644        $0.3644         $0.3644

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 23
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                           ** All material on this page is new. **

7.C.1(c)  All Other Countries (continued)


                                          INITIAL PERIOD                               ADDITIONAL PERIOD
                                          --------------                               -----------------
COUNTRIES                    STANDARD       DISCOUNT        ECONOMY        STANDARD        DISCOUNT        ECONOMY
---------                    --------       --------        -------        --------        --------        -------

DEMOCRATIC
REPUBLIC OF
MALAWI                        $0.2884         $0.2884        $0.2884         $0.0961        $0.0961         $0.0961
MALAYSIA                      $0.2223         $0.2223        $0.2223         $0.0741        $0.0741         $0.0741
MALDIVES,                     $0.6290         $0.6290        $0.6290         $0.2097        $0.2097         $0.2097
REPUBLIC OF
MALI REPUBLIC                 $0.4443         $0.4443        $0.4443         $0.1481        $0.1481         $0.1481
MALTA, REPUBLIC               $0.3050         $0.3050        $0.3050         $0.1017        $0.1017         $0.1017
OF
MARSHALL ISLAND               $0.4175         $0.4175        $0.4175         $0.1392        $0.1392         $0.1392
MAURITANIA,                   $0.3847         $0.3847        $0.3847         $0.1282        $0.1282         $0.1282
ISLAMIC REPUBLIC
OF
MAURITIUS                     $0.5220         $0.5220        $0.5220         $0.1740        $0.1740         $0.1740
MAYOTTE ISLAND                $0.5188         $0.5188        $0.5188         $0.1729        $0.1729         $0.1729
MOLDOVA                       $0.4200         $0.4200        $0.4200         $0.1400        $0.1400         $0.1400
MONACO                        $0.1305         $0.1305        $0.1305         $0.0435        $0.0435         $0.0435
MONGOLIAN                     $0.9599         $0.9599        $0.9599         $0.3200        $0.3200         $0.3200
PEOPLE'S REPUBLIC
MONTSERRAT                    $0.1988         $0.1988        $0.1988         $0.0663        $0.0663         $0.0663
MOROCCO, KINGDOM              $0.3333         $0.3333        $0.3333         $0.1111        $0.1111         $0.1111
OF
MOZAMBIQUE                    $0.4969         $0.4969        $0.4969         $0.1656        $0.1656         $0.1656
NAMIBIA                        $0.2778         $0.2778        $0.2778         $0.0926        $0.0926         $0.0926
NAURU                         $1.1330         $1.1330        $1.1330         $0.3777        $0.3777         $0.3777
NEPAL                         $O.3422         $0.3422        $0.3422         $0.1141        $0.1141         $0.1141
NETHERLANDS                   $0.1010         $0.1010        $0.1010         $0.0337        $0.0337         $0.0337
NETHERLANDS,                  $0.1924         $0.1924        $0.1924         $0.0641        $0.0641         $0.0641
ANTILLES
NEVIS                         $0.1924         $0.1924        $0.1924         $0.0641        $0.0641         $0.0641
NEW CALEDONIA                 $0.4143         $0.4143        $0.4143         $0.1381        $0.1381         $0.1381
NEW ZEALAND                   $0.1672         $0.1672        $0.1672         $0.0557        $0.0557         $0.0557
NICARAGUA                     $0.2445         $0.2445        $0.2445         $0.0815        $0.0815         $0.0815
NIGER REPUBLIC                $0.4580         $0.4580        $0.4580         $0.1527        $0.1527         $0.1527
NIGERIA, FEDERAL              $0.1947         $0.1947        $0.1947         $0.1947        $0.0649         $0.0649
REPUBLIC OF
NIUE                          $0.6296         $0.6296        $0.6296         $0.2099        $0.2099         $0.2099
NORFOLK ISLAND                $0.6293         $0.6293        $0.6293         $0.2098        $0.2098         $0.2098
NORWAY                        $0.1195         $0.1195        $0.1195         $0.0398        $0.0398         $0.0398
OMAN                          $0.2896         $0.2896        $0.2896         $0.0965        $0.0965         $0.0965
PAKISTAN                      $0.3969         $0.3969        $0.3969         $0.1323        $0.1323         $0.1323
PALAU, REPUBLIC OF            $0.4791         $0.4791        $0.4791         $0.1597        $0.1597         $0.1597

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 24
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                           ** All material on this page is new. **

7.C.1.(c)  All Other Countries (continued)


                                        INITIAL PERIOD                             ADDITIONAL PERIOD
                                        --------------                             -----------------
COUNTRIES                    STANDARD     DISCOUNT      ECONOMY       STANDARD        DISCOUNT        ECONOMY
---------                    --------     --------      -------       --------        --------        -------

PANAMA, REPUBLIC            $0.1947       $0.1947       $0.1947       $0.0649        $0.0649         $0.0649
OF
PAPUA NEW GUINEA            $0.3225       $0.3225       $0.3225       $0.1075        $0.1075         $0.1075
PARAGUAY                    $0.3057       $0.3057       $0.3057       $0.1019        $0.1019         $0.1019
PERU                        $0.2142       $0.2142       $0.2142       $0.0714        $0.0714         $0.0714
PHILIPPINES                 $0.1926       $0.1926       $0.1926       $0.0642       $0.0642         $0.0642
POLAND, PEOPLE'S            $0.2175       $0.2175       $0.2175       $0.0725       $0.0725         $0.0725
REPUBLIC OF
PORTUGAL                    $0.1986       $0.1986       $0.1986       $0.0662       $0.0662         $0.0662
QATAR                       $0.2559       $0.2559       $0.2559       $0.0853       $0.0853         $0.0853
REUNION ISLAND              $0.4564       $0.4564       $0.4564       $0.1521       $0.1521         $0.1521
ROMANIA, SOCIALIST
REPUBLIC OF                 $0.3116       $0.3116       $0.3116       $0.1039       $0.1039         $0.1039
RUSSIA                      $0.3632       $0.3632       $0.3632       $0.1211       $0.1211         $0.1211
RWANDA                      $0.5018       $0.5018       $0.5018       $0.1673       $0.1673         $0.1673
SAIPAN                      $0.1891       $0.1891       $0.1891       $0.0630       $0.0630         $0.0630
SAN MARINO                  $0.4168       $0.4168       $0.4168       $0.1389       $0.1389         $0.1389
SAO TOME                    $0.5893       $0.5893       $0.5893       $0.1964       $0.1964         $0.1964
SAUDI ARABIA                $0.3510       $0.3510       $0.3510       $0.1170       $0.1170         $0.1170
SENEGAL REPUBLIC            $0.4137       $0.4137       $0.4137       $0.1379       $0.1379         $0.1379
SEYCHELLES ISLAND           $0.5099       $0.5099       $0.5099       $0.1700       $0.1700         $0.1700
SIERRA LEONE                $0.3187       $0.3187       $0.3187       $0.1062       $0.1062         $0.1062
SINGAPORE REPUBLIC          $0.1105       $0.1105       $0.1105       $0.0368       $0.0368         $0.O368
OF
SLOVAKIA                    $0.2180       $0.2180       $0.2180       $0.0727       $0.O727         $0.0727
SLOVENIA                    $0.2180       $0.2180       $0.2180       $0.0727       $0.O727         $0.0727
SOLOMON ISLANDS             $0.4791       $0.4791       $0.4791       $0.1597       $0.1597         $0.1597
SOMALIA                     $0.5761       $0.5761       $0.5761       $0.1920       $0.1920         $0.1920
SOUTH AFRICA,               $0.1704       $0.1704       $0.1704       $0.0568       $0.0568         $0.0568
REPUBLIC OF
SPAIN                       $0.1579       $0.1579       $0.1579       $0.0526       $0.0526         $0.0526
SRI LANKA,                  $0.3757       $0.3757       $0.3757       $0.1252       $0.1252         $0.1252
DEMOCRATIC
SOCIALIST
REPUBLIC OF
ST. HELENA                  $0.5504       $0.5504       $0.5504       $0.1835       $0.1835         $0.1835
ST. KITTS                   $0.1924       $0.1924       $0.1924       $0.0641       $0.0641         $0.0641
ST. LUCIA                   $0.2159       $0.2159       $0.2159       $0.0720       $0.0720         $0.0720
ST. PIERRE &                $0.2121       $0.2121       $0.2121       $0.0707       $0.0707         $0.0707
MIQUELON

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 25
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                           ** All material on this page is new. **

7.C.1.(c)  All Other Countries (continued)



                                          INITIAL PERIOD                          ADDITIONAL PERIOD
                                          --------------                          -----------------
COUNTRIES                    STANDARD       DISCOUNT      ECONOMY       STANDARD      DISCOUNT        ECONOMY
---------                    --------       --------      -------       --------      --------        -------
ST. VINCENT & THE             $0.2102       $0.2102       $0.2102       $0.0701       $0.0701         $0.0701
GRENADINES
SUDAN                         $0.4994       $0.4994       $0.4994       $0.1665       $0.1665         $0.1665
SURINAME, REPUBLIC            $0.3353       $0.3353       $0.3353       $0.1118       $0.1118         $0.1118
OF
SWAZILAND                     $0.2985       $0.2985       $0.2985       $0.995        $0.995          $0.995
SWEDEN                        $0.0773       $0.0773       $0.0773       $0.0258       $0.0258         $0.0258
SWITZERLAND                   $0.0899       $0.0899       $0.0899       $0.0300       $0.0300         $0.0300
SYRIAN ARAB REPUBLIC          $0.4192       $0.4192       $0.4192       $0.1397       $0.1397         $0.1397
TAIWAN                        $0.1559       $0.1559       $0.1559       $0.0520       $0.0520         $0.0520
TAJIKISTAN                    $0.9308       $0.9308       $0.9308       $0.3103       $0.3103         $0.3103
TANZANIA                      $0.2646       $0.2646       $0.2646       $0.0882       $0.0882         $0.0882
THAILAND                      $0.2522       $0.2522       $0.2522       $0.0841       $0.0841         $0.0841
TOGO, REPUBLIC OF             $0.2510       $0.2510       $0.2510       $0.0837       $0.0837         $0.0837
TONGA ISLAND                  $0.3546       $0.3546       $0.3546       $0.1182       $0.1182         $0.1182
TRINIDAD & TOBAGO,            $0.1990       $0.1990       $0.1990       $0.0663       $0.0663         $0.0663
DEMOCRATIC
REPUBLIC OF
TUNISIA                       $0.3090       $0.3090       $0.3090       $0.1030       $0.1030         $0.1030
TURKEY                        $0.2451       $0.2451       $0.2451       $0.0817       $0.0817         $0.0817
TURKMENISTAN                  $0.7652       $0.7652       $0.7652       $0.2551       $0.2551         $0.2551
TURKS & CAICOS                $0.2037       $0.2037       $0.2037       $0.0679       $0.0679         $0.0679
ISLANDS
TUVALU                        $0.7780       $0.7780       $0.7780       $0.2593       $0.2593         $0.2593
UGANDA                        $0.2745       $0.2745       $0.2745       $0.0915       $0.0915         $0.0915
UKRAINE                       $0.3050       $0.3050       $0.3050       $0.1017       $0.1017         $0.1017
UNITED ARAB                   $0.2212       $0.2212       $0.2212       $0.0737       $0.0737         $0.0737
EMIRATES
UNITED KINGDOM                $0.0455       $0.0455       $0.0455       $0.0152       $0.0152         $0.0152
URUGUAY                       $0.2342       $0.2342       $0.2342       $0.0781       $0.0781         $0.0781
UZBEKISTAN                    $0.3050       $0.3050       $0.3050       $0.1017       $0.1017         $0.1017
VANUATU REPUBLIC              $0.8124       $0.8124       $0.8124       $0.2708       $0.2708         $0.2708
VATICAN CITY                  $0.1266       $0.1266       $0.1266       $0.0422       $0.0422         $0.0422
VENEZUELA                     $0.1233       $0.1233       $0.1233       $0.0411       $0.0411         $0.0411
VIETNAM, SOCIALIST            $0.4216       $0.4216       $0.4216       $0.1405       $0.1405         $0.1405
REPUBLIC OF
WALLIS & FORTUNA              $0.5696       $0.5696       $0.5696       $0.1899       $0.1899         $0.1899
ISLANDS
WESTERN SAMOA                 $0.2515       $0.2515       $0.2515       $0.0838       $0.0838         $0.0838
YEMEN, REPUBLIC OF            $0.2959       $0.2959       $0.2959       $0.0986       $0.0986         $0.0986

AT&T COMMUNICATIONS                 CONTRACT TARIFF NO. 5776
Adm. Rates and Tariffs              Original Page 26
Bridgewater, NJ  08807
Issued:  October 31, 1996  Effective:  November 1, 1996

                     ** All material on this page is new.**


7.C.1.(c)  All Other Countries (continued)

                                    INITIAL PERIOD                   ADDITIONAL PERIOD
                                     --------------                  -----------------
COUNTRIES                 STANDARD   DISCOUNT   ECONOMY       STANDARD   DISCOUNT  ECONOMY
---------                 --------   --------   -------       --------   --------  -------

YUGOSLAVIA                 $0.2180   $0.2180   $0.2180        $0.0727   $0.0727   $0.0727
ZAIRE, REPUBLIC OF         $0.3326   $0.3326   $0.3326        $0.1109   $0.1109   $0.1109
ZAMBIA                     $0.2920   $0.2920   $0.2920        $0.0973   $0.0973   $0.0973
ZIMBABWE                   $0.2077   $0.2077   $0.2077        $0.0692   $0.0692   $0.0692

D.  AT&T 800 Service-Domestic

                 Per Hour of Use
                 ---------------
Service Areas     Business     Day      Evening  Night/Weekend
-------------     --------    ----      -------- -------------
    1-6           $11.45     $11.45      $11.45

E.  AT&T MEGACOM 800 Service-Domestic

1. The following AT&T MEGACOM 800 Service rates apply for AT&T MEGACOM 800 Services calls that terminate at no more than 15 Customer Switches owned and operated by the Customer, as defined in Section 4.B., preceding.

                 Per Hour of Use
                 ---------------
Service Areas     Business     Day      Evening  Night/Weekend
-------------     --------    ----      -------- -------------
    1-6             $5.72    $5.72        $5.72

2. The following AT&T MEGACOM 800 Services rates apply for AT&T MEGACOM 800 Services calls that terminate at no more than 2 Customer Premises that are not Customer Switches and are designated by the Customer prior to the CISD.

                 Per Hour of Use
                 ---------------
Service Areas     Business     Day      Evening  Night/Weekend
-------------     --------    ----      -------- -------------

    1-6             $7.09     $7.09      $7.09

3. The following AT&T MEGACOM 800 Services rates apply for AT&T MEGACOM 800 Services calls that terminate at all other Customer Switches and/or Customer Premises.

                 Per Hour of Use
                 ---------------
Service Areas     Business     Day      Evening  Night/Weekend
-------------     --------    ----      -------- -------------
    1-6             $7.75     $7.75      $7.75

F.  AT&T 800 READYLINE Service-Domestic

                 Per Hour of Use
                 ---------------
Service Areas     Business     Day      Evening  Night/Weekend
-------------     --------    ----      -------- -------------
    1-6           $11.45     $11.45     $11.45

G.  AT&T Primary Rate Interface

                                    USOC             MONTHLY
                                    ----             -------

- per Primary Rate Interface        BHC              $200.00